Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of March 25, 2011 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 6, 2010 (the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Holdings, the Subsidiaries of the Borrower party hereto and the Required Lenders desire to amend the Credit Agreement in the manner set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended by amending and restating clause (13) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement in its entirety to read as follows:

“(13)

senior secured Indebtedness (which may have the same lien priority as, or a junior lien priority to, the Obligations) and senior unsecured Indebtedness, and Refinancing Indebtedness in respect thereof; provided that (i) at the time of such incurrence and after giving effect thereto and to the use of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing, (ii) the final maturity of such Indebtedness at the time of incurrence thereof shall be no earlier than the latest final maturity of the Loans, (iii) the Weighted Average Life to Maturity of such Indebtedness at the time of incurrence thereof shall be no shorter than the remaining Weighted Average Life to Maturity of the Loans, (iv) such Indebtedness shall not constitute an obligation (including pursuant to a guarantee) of any Subsidiary that is not (or, in the case of after-acquired Subsidiaries, is not required to become) a Loan Party hereunder and (v) the obligations in respect thereof shall not be secured by any Lien on any asset of Holdings, the Borrower or any Subsidiary other than any asset constituting Collateral; provided further that, except in connection with any Refinancing Indebtedness, (x) at the time of the incurrence of any senior secured Indebtedness having the same lien priority as the Obligations and after giving effect thereto and to the use of the proceeds thereof, the Consolidated Secured Debt Ratio would not exceed 4.00 to 1.00, and (y) at the time of the incurrence of any senior secured Indebtedness having a lien priority junior to the Obligations or any senior unsecured Indebtedness and after giving effect thereto and to the use of the proceeds thereof, the Borrower shall be in Pro Forma Compliance with the covenants set forth in Section 6.14;”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Agent and the Issuing Bank that (a) this Amendment has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Amendment constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and (c) as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Amendment Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings, the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof and the Required Lenders and (b) reimbursement of all expenses required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower in connection with this Amendment and the transactions contemplated hereby to the extent invoiced on or prior to the date hereof.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations; and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TRANSDIGM INC.

by

/s/ W. Nicholas Howley

Name: W. Nicholas Howley

Title: Chairman and Chief Executive Officer

TRANSDIGM GROUP INCORPORATED

by

/s/ W. Nicholas Howley

Name: W. Nicholas Howley

Title: Chairman and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE TRANSDIGM INC. CREDIT AGREEMENT]

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

CDA INTERCORP LLC

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

AVTECH CORPORATION

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

BRUCE INDUSTRIES, INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

DUKES AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

AIRCRAFT PARTS CORPORATION

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

by

/s/ Gregory Rufus

Name: Gregory Rufus

Title: Treasurer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE TRANSDIGM INC. CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Agent,

by

/s/ Robert Hetu

Name: Robert Hetu

Title: Managing Director

By
/s/ Rahul Parmar

Name: Rahul Parmar

Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE TRANSDIGM INC. CREDIT AGREEMENT]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE TRANSDIGM INC. CREDIT AGREEMENT

Name of Lender: BARCLAYS BANK PLC

by

/s/ Noam Azachi

Name: Noam Azachi

Title: Assistant Vice President

Name of Lender: FIRSTMERIT BANK, N.A.

by	/s/ Robert B. Morlan

Name: Robert B. Morlan

Title: Senior Vice President

Name of Lender: MORGAN STANLEY BANK, N.A.

by	/s/ Susan E. Saxe

Name: Susan E. Saxe

Title: Authorized Signatory

Name of Lender: RAYMOND JAMES BANK FSB

by	/s/ Garrett McKinnon

Name: Garret McKinnon

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE TRANSDIGM INC. CREDIT AGREEMENT]

Name of Lender: UBS LOAN FINANCE LLC

by	/s/ Irja R. Otsa

Name: Irja R. Otsa

Title: Associate Director

by	/s/ Mary E. Evans

Name: Mary E. Evans

Title: Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE TRANSDIGM INC. CREDIT AGREEMENT]